SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2023
Disclosure of non-adjusting events after reporting period [abstract]
SUBSEQUENT EVENTS
32.    EVENT AFTER THE REPORTING PERIOD
32.1.Cancellation of shares and new share buyback program
On January 26, 2024, the Board of Directors approved the cancellation of 20,000,000 common shares, with an average cost of R$42.69 (forty-two reais and sixty-nine cents) per share, in the amount of R$853,725, which were held in treasury, without changing the share capital and against the balances of retained earnings reserves available. After the cancellation of the shares, the share capital of R$9,269,281 is divided into 1,304,117,615 common shares, all nominative, book-entry and with no par value.
The Company decided on a new share buyback program, in which it may acquire up to a maximum of 40,000,000 (forty million) common shares of its own issue with a maximum period of 18 (eighteen) months.